Exhibit 10.58
CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 3
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.
DATE OF AGREEMENT: September 15, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00041)
(Contractor Change Number: SCT30001)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: CLEAN AGENT FIRE SUPPRESSION IN SUBSTATIONS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Contractor shall update Fire Protection Basis of Design (26251-100-3BD-U04-00001/RG-BL-000-PSA-DES-00002); Section 16.1.1; Table 1.c Rooms Containing Clean Agent Fire Protection Systems to add the fire suppression to the substations, or electrical rooms, as the case may be, listed below in Table-1, Clean Agent Fire Suppression Additions.

Contractor shall perform all Work required to comply with FERC Order Condition 109, which requires clean agent fire suppression systems for substations (which was not originally included in the Project) and as further set forth herein. Owner letter to Contractor, RG-NTD-000-PM-LET-00053, directed Contractor to prepare a change impact assessment in support of a change order for inclusion of clean agent systems in substations. As a result of the change impact assessment the cost to provide the required clean agent fire protection system for each of the affected buildings is listed in Table-1 Clean Agent Fire Suppression Additions, below.

Building No.	Building Name	Aggregate Equipment Price	Aggregate Labor and Skills Price	Total Price
3SS-8030	Train 3 North Substation	$ [***]	$ [***]	$ 1,148,663
3SS-8035	Train 3 South Substation	$ [***]	$ [***]	$ 904,288
3SS-1752	Train 3 HRU ASD Substation	$ [***]	$ [***]	$ 391,050
3SS-1410A & B	Train 3 Refrig Compressor E-House	$ --	$ --	$ --
	Totals	$ [***]	$ [***]	$2,444,000
Table-1, Clean Agent Fire Suppression Additions

1

Exhibit 10.58

Note: Table references Electrical Building List, RG-BL-000-ELE-LST-00003, Rev. 00A. Attachments to support this Change Order:
•Attachment 1, Owner Letter RG-NTD-000-PM-LET-00053

Adjustment to Contract Price
1)The original Contract Price was    $3,042,334,000
2)Net change by previously authorized Change Orders (See Appendix 1)    $    (2,093,385)
3)The Contract Price prior to this Change Order was    $3,040,240,615
4)The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $     [***]
5)The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $     [***]
6)The Total Aggregate Equipment, Labor and Skills Price will be increased by this
Change Order in the amount of    $    2,444,000
7)The new Contract Price including this Change Order will be    $3,042,684,615

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00041_SCT30001 will be incorporated in Change Order EC00069_SCT3016 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00041_SCT30001 will be incorporated in Change Order EC00069_SCT3016 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

2

Exhibit 10.58

[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

3

Exhibit 10.58
This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

1

Exhibit 10.58
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 3
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 15, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00018)
(Contractor Change Number: SCT30002)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: APCI WHITE PAPER CHANGES – PARALLEL COMPRESSOR GUIDELINES
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Contractor shall perform all Work to implement the APCI recommendations in report. [***].
Attachments to support this Change Order Form:

•Attachment 1, APCI White Paper, [***]
•Attachment 2, Marked-Up P&IDs (Train 1 P&IDs are indicative of Train 3 P&IDs):

1.RG-BL-114-PRO-PID-00010 (26251-100-M6-1T14-00010), Rev. 00A
2.RG-BL-114-PRO-PID-00015 (26251-100-M6-1T14-00015), Rev. 00A
3.RG-BL-114-PRO-PID-00019 (26251-100-M6-1T14-00019), Rev. 00A
4.RG-BL-114-PRO-PID-00020 (26251-100-M6-1T14-00020), Rev. 00A
5.RG-BL-114-PRO-PID-00021 (26251-100-M6-1T14-00021), Rev. 00A
6.RG-BL-114-PRO-PID-00022 (26251-100-M6-1T14-00022), Rev. 00A
7.RG-BL-114-PRO-PID-00026 (26251-100-M6-1T14-00026), Rev. 00A
8.RG-BL-114-PRO-PID-00029 (26251-100-M6-1T14-00029), Rev. 00A
9.RG-BL-114-PRO-PID-00036 (26251-100-M6-1T14-00036), Rev. 00A
10.RG-BL-114-PRO-PID-00041 (26251-100-M6-1T14-00041), Rev. 00A
11.RG-BL-114-PRO-PID-00042 (26251-100-M6-1T14-00042), Rev. 00A
12.RG-BL-114-PRO-PID-00043 (26251-100-M6-1T14-00043), Rev. 00A
13.RG-BL-114-PRO-PID-00044 (26251-100-M6-1T14-00044), Rev. 00A
14.RG-BL-114-PRO-PID-00045 (26251-100-M6-1T14-00045), Rev. 00A
•Attachment 3, APCI White Paper Clarification Email (dated 19 Jan 2023)

2

Exhibit 10.58

Adjustment to Contract Price
1)The original Contract Price was    $3,042,334,000
2)Net change by previously authorized Change Orders (See Appendix 1)    $    350,615
3)The Contract Price prior to this Change Order was    $3,042,684,615
4)The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $     [***]
5)The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $     [***]
6)The Total Aggregate Equipment, Labor and Skills Price will be increased by this
Change Order in the amount of    $    7,609,062
7)The new Contract Price including this Change Order will be    $3,050,293,677

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00018_SCT30002 will be incorporated in Change Order EC00069_SCT30016 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00018_SCT30002 will be incorporated in Change Order EC00069_SCT30016 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

3

Exhibit 10.58
[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

4

Exhibit 10.58
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 3
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 15, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00042)
(Contractor Change Number: SCT30003)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: REMOVE CRYOGENIC COATING (PERLITE) ON LNG SPILL TRENCHES AND IMPOUNDMENT BASINS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
Eliminate cryogenic insulating coating from the LNG containment trenches as proposed via Contractor’s RFI RG- BL-GRI-GAM-00057 (26251-100-GRI-GAM-00057) and RG-BL-GRI-GAM-00139 (26251-100-GRI-GAM-
00139) and agreed to by Owner, therefore LNG containment trenches will no longer require a cryogenic coating and are to be made of normal weight concrete.

Attachments to support proposed Change Order:
•Attachment 1 – Request for Information - RG-BL-GRI-GAM-00057 (26251-100-GRI-GAM-00057)
•Attachment 2 – Request for Information - RG-BL-GRI-GAM-00139 (26251-100-GRI-GAM-00139)
Adjustment to Contract Price
1)The original Contract Price was    $3,042,334,000
2)Net change by previously authorized Change Orders (See Appendix 1)    $    7,959,677
3)The Contract Price prior to this Change Order was    $3,050,293,677
4)The Aggregate Equipment Price will be decreased by this Change Order
in the amount of    $     [***]
5)The Aggregate Labor and Skills Price will be decreased by this Change Order
in the amount of    $     [***]
6)The Total Aggregate Equipment, Labor and Skills Price will be decreased by this
Change Order in the amount of    $    (1,247,508)
7)The new Contract Price including this Change Order will be    $3,049,046,169

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00042_SCT30003 will be incorporated in Change Order EC00069_SCT30016 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00042_SCT30003 will be incorporated in Change Order EC00069_SCT30016 to be executed within one month after NTP.

1

Exhibit 10.58

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

2

Exhibit 10.58
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 3
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 15, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00043)
(Contractor Change Number: SCT30004)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: SEAM WELDED PIPE MINIMUM LINE SIZE REDUCED FROM 24 TO 16 INCHES
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Contractor shall perform all Work necessary to modify the piping system specifications and design to allow the use of seam-welded pipe for carbon steel and low-temperature carbon steel for sizes of 16 inches in diameter, or greater.

The pipe specifications to be updated are listed in Attachment 1 to this Change Order EC00043_SCT30004 Attachments to support this change:
•Attachment 1, Specifications Requiring Updates from Schedule A-2, Basis of Design, Appendix 5 – Reference Documents and Inputs
•Attachment 2, Request for Information; 26251-100-GRI-GAM-00094, Rev. 00R.
Adjustment to Contract Price
1)The original Contract Price was    $3,042,334,000
2)Net change by previously authorized Change Orders (See Appendix 1)    $    6,712,169
3)The Contract Price prior to this Change Order was    $3,049,046,169
4)The Aggregate Equipment Price will be decreased by this Change Order
in the amount of    $     [***]
5)The Aggregate Labor and Skills Price will be unchanged by this Change Order
in the amount of    $ [***]
6)The Total Aggregate Equipment, Labor and Skills Price will be decreased by this
Change Order in the amount of    $    (310,263)
7)The new Contract Price including this Change Order will be    $3,048,735,906

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00043_SCT30004 will be incorporated in Change Order EC00069_SCT30016 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

1

Exhibit 10.58

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00043_SCT30004 will be incorporated in Change Order EC00069_SCT30016 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design:
See listing of specifications requiring updates provided in Attachment 1 to this Change Order EC00043_SCT30004.

Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

2

Exhibit 10.58
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 3
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 15, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00008)
(Contractor Change Number: SCT30005)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: CHANGE TO SECTION 3.18 – TIMING OF ITP APPROVALS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.Article 3.18 (Quality Assurance) of the Agreement shall be revised as indicated in the redline mark-up below.

3.18 Quality Assurance. No later than thirty (30) Days after the Original Effective Date, Contractor shall submit to Owner for its review and approval, not to be unreasonably withheld, a Facility-specific quality control and quality assurance plan and an inspection plan detailing Contractor’s quality plan (“Quality Plan”) and Subcontractor source inspection plan as required by Attachment Y. ~~No later than thirty (30) Days after the Original Effective Date,~~ Contractor shall submit to Owner for its approval, not to be unreasonably withheld, detailed inspection and test plans and supporting construction procedures as required by Attachment Y. Prior to the commencement of the Work related to each Train, detailed quality assurance and quality control procedures and plans applicable to that portion of the Work shall be issued to Owner in accordance with Attachment Y. No later than thirty (30) Days after issuance of NTP, Contractor shall re-submit to Owner for its review and approval, not to be unreasonably withheld, an updated Quality Plan ~~(including detailed inspection and test plans and supporting construction procedures as required by Attachment Y)~~. Owner’s review and approval of Contractor’s Quality Plan, Subcontractor source inspection plan, detailed construction inspection and test plans and supporting construction procedures, and detailed quality assurance and quality control procedures and plans shall in no way relieve Contractor of its responsibility for performing the Work in compliance with this Agreement. As part of such plans, Contractor agrees that it shall keep a daily record of inspections performed, and Contractor shall make available at the Site for Owner’s and Lender’s (including Independent Engineer) review a copy of all such inspections.

2.Attachment Y (Quality Plan Requirements) of the Agreement; Section 5.2 Inspection and Test plans – The first paragraph shall be revised as indicated in the redline mark-up below.

Inspection and test plans (“ITPs”) shall be prepared by Contractor for the Work. An ITP is a document which shall detail the required inspection points and test plans and supporting construction procedures for both the Contractor and Owner for each portion of the Work. Contractor shall submit each ITP ~~for~~ to Owner for approval ~~at least~~ [***] ([***]) Days ~~after NTP~~ prior to commencement of associated activities.
Adjustment to Contract Price
1)The original Contract Price was    $3,042,334,000
2)Net change by previously authorized Change Orders (See Appendix 1)    $    6,401,906
3)The Contract Price prior to this Change Order was    $3,048,735,906
4)The Aggregate Equipment Price will be unchanged by this Change Order

1

Exhibit 10.58
in the amount of    $    0
5)The Aggregate Labor and Skills Price will be unchanged by this Change Order
in the amount of    $    0
6)The Total Aggregate Equipment, Labor and Skills Price will be unchanged by this
Change Order in the amount of    $    0
7)The new Contract Price including this Change Order will be    $3,048,735,906

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00008_SCT30005 will be incorporated in Change Order EC00069_SCT30016 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00008_SCT30005 will be incorporated in Change Order EC00069_SCT30016 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

2

Exhibit 10.58
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

3

Exhibit 10.58
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 3
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 15, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00004)
(Contractor Change Number: SCT30007)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: REVERT REFRIGERATION COMPRESSORS TO TABLE TOPS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Contractor to revert refrigeration compressor design which included refrigeration compressors on tabletops with shelters and bridge cranes. Nozzles will revert to bottom entry from top entry.

The current basis of the refrigeration compressors at grade and without shelters or bridge cranes is per contract alternative A10 for which Owner received a $[***] per train price reduction.

ITB change C68 which introduced a pipe rack on one side of the compressors instead of on each side is unaffected by this change.

Attachments to support this Change Order Form:

•Attachment 1, Schedule A-1, Exhibit A-2.3 Redline
•Attachment 2, Alternative C68
Adjustment to Contract Price
1)The original Contract Price was    $3,042,334,000
2)Net change by previously authorized Change Orders (See Appendix 1)    $    6,401,906
3)The Contract Price prior to this Change Order was    $3,048,735,906
4)The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $ [***]
5)The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $ [***]
6)The Total Aggregate Equipment, Labor and Skills Price will be increased by this
Change Order in the amount of    $ 47,678,991
7)The new Contract Price including this Change Order will be    $3,096,414,897

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the
Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00004_SCT30007 will be incorporated in Change Order EC00069_SCT30016 to be executed within one month after NTP.

1

Exhibit 10.58

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00004_SCT30007 will be incorporated in Change Order EC00069_SCT30016 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

2

Exhibit 10.58
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

1

Exhibit 10.58
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 3
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 15, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00006)
(Contractor Change Number: SCT3008)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: 3% PRODUCTION CAPACITY INCREASE
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

[***]
Adjustment to Contract Price
1)The original Contract Price was    $3,042,334,000
2)Net change by previously authorized Change Orders (See Appendix 1)    $ 54,080,897
3)The Contract Price prior to this Change Order was    $3,096,414,897
4)The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $ [***]
5)The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $ [***]
6)The Total Aggregate Equipment, Labor and Skills Price will be increased by this
Change Order in the amount of    $ 29,419,186
7)The new Contract Price including this Change Order will be    $3,125,834,083

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):
All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00006_SCT30008 will be incorporated in Change Order EC00069_SCT30016 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:
All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00006_SCT30008 will be incorporated in Change Order EC00069_SCT30016 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria:
[***]

Impact on Performance Guarantees:

2

Exhibit 10.58
[***]

Impact on Basis of Design: As described above. Impact on the Total Reimbursement Amount: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

3

Exhibit 10.58
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 3
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 15, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00009)
(Contractor Change Number: SCT30009)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: UPDATE CONTRACT ATTACHMENT B, SCHEDULE B-1
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

•Schedule B-1 to the Agreement is deleted and replaced with Schedule B-1 (Rev. 1) attached hereto.

Attachments to support this Change Order Form:

•Attachment 1, Schedule B-1 (Rev 1) Outline of Owner Document Submittal Requirements for Review or Information
Adjustment to Contract Price
1.The original Contract Price was    $3,042,334,000
2.Net change by previously authorized Change Orders (See Appendix 1)    $ 83,500,083
3.The Contract Price prior to this Change Order was    $3,125,834,083
4.The Aggregate Equipment Price will be unchanged by this Change Order
in the amount of    $    0
5.The Aggregate Labor and Skills Price will be unchanged by this Change Order
in the amount of    $    0
6.The Total Aggregate Equipment, Labor and Skills Price will be unchanged by this
Change Order in the amount of    $    0
7.The new Contract Price including this Change Order will be    $3,125,834,083

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00009_SCT30009 will be incorporated in Change Order EC00069_SCT30016 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00009_SCT30009 will be incorporated in Change Order EC00069_SCT30016 to be executed within one month after NTP.

1

Exhibit 10.58
Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

2

Exhibit 10.58
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 3
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 15, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00044)
(Contractor Change Number: SCT30010)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: INCREASE SOME HAZARDOUS LINE SIZES BASED ON UPATED PHAST MODELING
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Select three (3)- and four (4) -inch lines and associated valves containing hazardous fluids are increased to six inches NPS to reduce the size of the postulated single accidental leakage source (“SALS”) value as determined in accordance with PHMSA guidelines and as set forth herein. This as an Owner RFI NTD-BL-RFI-000028 initiated a vapor dispersion review associated with an updated Siting Analysis, and due to hydraulic limitations, 3- and 4-inch line and valve sizes were increase to 6 inches instead of being reduced to 2 inches. Line and valve changes are summarized in the attached Line and Valve Change Summary Table.

Attachments to support proposed change:

•Attachment 1, Owner RFI NTD-BL-RFI-000028
•Attachment 2, Line and Valve Change Summary Table
Adjustment to Contract Price
1.The original Contract Price was    $3,042,334,000
2.Net change by previously authorized Change Orders (See Appendix 1)    $ 83,500,083
3.The Contract Price prior to this Change Order was    $3,125,834,083
4.The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $     [***]
5.The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $     [***]
6.The Total Aggregate Equipment, Labor and Skills Price will be increased by this
Change Order in the amount of    $    316,716
7.The new Contract Price including this Change Order will be    $3,126,150,799

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00044_SCT30010 will be incorporated in Change Order EC00069_SCT30016 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

1

Exhibit 10.58

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00044_SCT30010 will be incorporated in Change Order EC00069_SCT30016 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

2

Exhibit 10.58
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 3
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 15, 2022
CHANGE ORDER NUMBER:
(Owner EC Number: EC00046)
(Contractor Change Number: SCT30011)
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

TITLE: EXTEND NITROGEN HEADER TO TRAIN 3
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Contractor shall perform all Work required to provide a second N2 header in Train 3 to be extended from the high- purity N2 header in Trains 1 and 2. This will add about 2,000 feet of 3-inch carbon steel piping. This high purity N2 header is to distribute high purity nitrogen for mixed refrigerant make-up.
Attachments to support proposed change:

•Attachment 1- Schedule A-1, Scope of Work, Section 14.3 Markup
•Attachment 2- Schedule A-1, Scope of Work, Section 14.4 Markup
•Attachment 3- Attachment V, Owner Furnished Items, Nos. 13 and 14 Markup
Adjustment to Contract Price
1.The original Contract Price was    $3,042,334,000
2.Net change by previously authorized Change Orders (See Appendix 1)    $ 83,816,799
3.The Contract Price prior to this Change Order was    $3,126,150,799
4.The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $     [***]
5.The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $     [***]
6.The Total Aggregate Equipment, Labor and Skills Price will be increased by this
Change Order in the amount of    $    607,323
7.The new Contract Price including this Change Order will be    $3,126,758,122

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00046_SCT30011 will be incorporated in Change Order EC00069_SCT30016 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

1

Exhibit 10.58
All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00046_SCT30011 will be incorporated in Change Order EC00069_SCT30016 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A

Impact on Performance Guarantees: N/A

Impact on Basis of Design:
No impact, but, for reference, the related Nitrogen system impacts are captured in Change Order for Trains 1 &2 (Change Order EC00002_SC00016).

Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement:
EPC Agreement – Attachment V, Owner Furnished Items shall be revised as indicated in Attachment 3 to this Change Order EC00046_SCT30011.

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

2

Exhibit 10.58
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 3
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 15, 2022
CHANGE ORDER NUMBER:
Owner EC Number: EC00071
Contractor Change Number: SCT3013
EFFECTIVE DATE OF CHANGE ORDER:
July 13, 2023

The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND

Contractor delivered to Owner the Pricing and Schedule Refresh #2 on August 31, 2022, having pricing for each of the Change Orders set forth in Schedule A-3 (“Schedule A-3 Change Orders”), each price being valid through December 15th, 2022.

The Parties executed the Schedule A-3 Change Orders on July 13, 2023 with the price and schedule defined in Pricing and Schedule Refresh #2. As the price of executed Schedule A-3 Change Orders have no escalation or market price adjustment for the period between December 15th, 2022 and July 13, 2023, the Parties agree to an aggregated Contract Price adjustment to incorporate escalation in Schedule A-3 Change Orders based on Contractor’s letter to Owner (Rio Grande LNG Project – EPC Contracts -Validation Proposal) dated May 1st 2023 provided as Attachment 1.

CHANGE
Reference Contractor’s letter to Owner (Rio Grande LNG Project – EPC Contracts -Validation Proposal), per Item #2 of the table of Section 2, which estimates the price validity changes at $5,000,000, the Contract Price shall be adjusted by an increase of $5,400,000 to capture a cumulative, total increase to Schedule A-3 Change Orders listed in Table 1 below.

Table 1 - Schedule A-3 Change Orders

Owner Change Number	Contractor Change Number	Description
EC00041	SCT3001	Clean agent fire suppression in substations per FEIS requirements
EC00018	SCT3002	APCI white paper changes - Parallel Compressor Guidelines - Control logic upgrades. Requirements for stable operation of the parallel strings.
EC00042	SCT3003	Remove Cryogenic Coating (Perlite) on LNG Spill Trenches and Impoundment Basins
EC00043	SCT3004	Seam Welded Pipe Minimum Line Size Reduced from 24 to 16 Inches
EC00008	SCT3005	Bechtel EPC Agreement change to Section 3.18 - timing of ITP approvals
EC00004	SCT3007	Revert Refrigeration Compressors to Table-Tops with Shelters and Cranes
EC00006	SCT3008	3% Production Capacity Increase
EC00009	SCT3009	Update contract attachment B (Schedule B-1)
EC00044	SCT3010	Increase some hazardous fluid line sizes based on updated PHAST modeling and resultant vapor dispersion
EC00046	SCT3011	Extend Nitrogen Header to Train 3

1

Exhibit 10.58
Attachments to support this Change Order Form:
Attachment 1 - Contractor’s letter to Owner (Rio Grande LNG Project – EPC Contracts -Validation Proposal) dated May 1st 2023.
Adjustment to Contract Price
1)The original Contract Price was    $3,042,334,000
2)Net change by previously authorized Change Orders (See Appendix 1)    $ 84,424,122
3)The Contract Price prior to this Change Order was    $3,126,758,122
4)The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $     [***]
5)The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $     [***]
6)The Total Aggregate Equipment, Labor and Skills Price will be increased by this
Change Order in the amount of    $    5,400,000
7)The new Contract Price including this Change Order will be    $3,132,158,122

Adjustment to Key Dates
The following Key Dates are modified:

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00071_SCT3013 will be incorporated in Change Order EC00069_SCT3016.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00071_SCT3013 will be incorporated in Change Order EC00069_SCT3016.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

2

Exhibit 10.58
[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

3

Exhibit 10.58

Exhibit 10.58
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Train 3
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 15, 2022
CHANGE ORDER NUMBER:
Owner EC Number: EC00065
Contractor Change Number: SCT3015
EFFECTIVE DATE OF CHANGE ORDER:
July 19, 2023

TITLE: NTP CONTRACT PRICE ADJUSTMENT FOR FOREIGN CURRENCY
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

[***]

Attachments to support this Change Order:
•Attachment 1 – Euro Exchange Rate; [***] – Bloomberg FX Fixings
Adjustment to Contract Price
1)The original Contract Price was    $3,042,334,000
2)Net change by previously authorized Change Orders (See Appendix 1)    $ 89,824,122
3)The Contract Price prior to this Change Order was    $3,132,158,122
4)The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $ [***]
5)The Aggregate Labor and Skills Price will be unchanged by this Change Order
in the amount of    $ [***]
6)The total Aggregate Equipment, Labor and Skills price will be increased
by this Change Order in the amount of    $ 13,806,474
7)The new Contract Price including this Change Order will be    $3,145,964,596

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

Exhibit 10.58
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00065_SCT3015 will be incorporated in Change Order EC00069_SCT3016 to be executed within one month after NTP.

Impact on Maximum Cumulative Payment Schedule:

All impacts to Attachment C – Payment Schedule resulting from this Change Order EC00065_SCT3015 will be incorporated in Change Order EC00069_SCT3016 to be executed within one month after NTP.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $26,397,022 to
$27,416,081, an incremental increase of $1,019,059.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Amended and Restated EPC Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the EPC Agreement, all other terms and conditions of the EPC Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

Exhibit 10.58

Exhibit 10.58
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Train 3
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 15, 2022
CHANGE ORDER NUMBER:
Owner EC Number: EC00069 Contractor Change Number: SCT3016
EFFECTIVE DATE OF CHANGE ORDER:
August 11, 2023

TITLE: ATTACHMENT C UPDATE

BACKGROUND
Owner and Contractor executed Change Orders to the Agreement that deferred the changes to Attachment C. The changes to Attachment C from each of the Change Orders listed in Table 1 (Previously Executed Change Orders Requiring Incorporation into Attachment C) are to be incorporated into Attachment C as provided for in this Change Order EC00069_SCT3016.

Table 1 – Previously Executed Change Orders Requiring Incorporation into Attachment C

Owner Change Number	Contractor Change Number	Description
Section A - Change Orders Executed Prior to NTP
EC00063 rev. 1	SCT3017 rev. 1	High Value Order True-Up ( Category A – Virginia Transformers)
EC00089	SCT3023	High Value Order True-Up - Final
EC00096	SCT3024	Attachment KK Baseline Index Value Updates
Section B – Change Orders Executed Post-NTP and Included in Attachment A, Schedule A-3
EC00041	SCT30001	Clean Agents Fire Suppression in Substations
EC00018	SCT30002	APCI White Paper Changes - Parallel Compressor Guidelines
EC00042	SCT30003	Remove Cryogenic Coating (Perlite) on LNG Spill Trenches and Impoundment Basins
EC00043	SCT30004	Seam Welded Pipe Minimum Line Size Reduced from 24 to 16 Inches
EC00008	SCT30005	Change to Section 3.18 - Timing of ITP Approvals
EC00004	SCT30007	Refrigeration Compressors to Table-Tops with Shelters and Cranes
EC00006	SCT30008	3% Production Capacity Increase
EC00009	SCT30009	Update Contract Attachment B, Schedule B-1
EC00044	SCT30010	Increase Some Hazardous Fluid Line Sizes Based on Updated PHAST Modeling
EC00046	SCT30011	Extend Nitrogen Header to Train 3
Section C – Change Orders Executed Post-NTP and Not Included in Attachment A, Schedule A-3
EC00071	SCT3013	NTP Delay Escalation - A-3 Change Orders
EC00065	SCT3015	NTP Contract Price Adjustment for Foreign Currency

Exhibit 10.58
CHANGE
The EPC Agreement between the Parties listed above is changed as follows:

1.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) – This appendix shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 1 to this Change Order.

2.First Amended Attachment C, First Amended Schedule C-1 (Earned Value Contract Price Breakdown) – This schedule shall be updated per the Schedule C-1 (Earned Value Contract Price Breakdown) as provided in Attachment 2 to this Change Order.

3.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) – This schedule shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 3 to this Change Order.

4.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) – This schedule shall be updated per the Schedule C-3 (Maximum Cumulative Payment Schedule) as provided in Attachment 4 to this Change Order.

Attachments to support this Change Order:
Attachment 1 – First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order Attachment 2 – First Amended Schedule C-1 (Earned Value Contract Price Breakdown), as updated by this Change
Order
Attachment 3 – First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
Attachment 4 – First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order
Adjustment to Contract Price
1)The original Contract Price was    $3,042,334,000
2)Net change by previously authorized Change Orders (See Appendix 1)    $ 103,630,596
3)The Contract Price prior to this Change Order was    $3,145,964,596
4)The Aggregate Equipment Price will be unchanged by this Change Order
in the amount of    $    0
5)The Aggregate Labor and Skills Price will be unchanged by this Change Order
in the amount of    $    0
6)The total Aggregate Equipment, Labor and Skills price will be unchanged
by this Change Order in the amount of    $    0
7)The new Contract Price including this Change Order will be    $3,145,964,596

Adjustment to Key Dates
The following Key Dates are modified:

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Exhibit 10.58
Impact to other Changed Criteria:

Impact on Payment Schedule (including, as applicable, Payment Milestones):

Updates to the First Amended Appendix 1 (Contract Price Breakdown), the First Amended Schedule C-1 (Earned Value Contract Price Breakdown), the First Amended Schedule C-2 (Payment Milestones), and the First Amended Schedule C-3 – (Maximum Cumulative Payment Schedule) are provided in the attachments to this Change Order EC00069_SCT3016.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

Exhibit 10.58
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 3
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 15, 2022
CHANGE ORDER NUMBER:
Owner EC Number: EC00061 Contractor Change Number SCT3012
EFFECTIVE DATE OF CHANGE ORDER:
September 22, 2023

TITLE: DESIGN OPTIMIZATIONS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Contractor shall perform all Work necessary to incorporate the following design optimizations to support future Facility expansions.

1.The following changes shall be made to the Equipment specified below in Train 3. (Refer to Change Orders EC00063_SCT3017 Rev. 1 and EC00089_SCT3023 – High Value Order True-up which captures the Equipment costs for items a) and b) below from Contractor’s High Value Order EKL0-00001 to ABB and captures the Equipment cost for item c) below from Contractor’s High Value Order ETP0-00001 to Virginia Transformers). All other Equipment costs are captured in this Change Order.
a)Train North Substation (3SS-8030)
Refer to Attachment 2 – Red-Line Mark-up of DWG RG-BL-000-ELE-SLD-00003; Overall One-Line Diagram Train 1 Substations and Attachment 3 – Red-Line Mark-up of DWG RG-BL-100-ELE- BPL-00001; Equipment Location Plan 1SS-8010 North Substation Train 1
•Increase bus rating in 34.5kV switchgear from 2000A to 2500A.
•Increase main breaker and tie breaker rating from 2000A to 2500A.
•Provide 2 spare 34.5kV breakers in 35kV switchgear.
•Reserve space for 480V Essential breaker feeders in essential MCC
b)Train South Substation (3SS-8035)
Refer to Attachment 2 – Red-Line Mark-up of DWG RG-BL-000-ELE-SLD-00003; Overall One-Line Diagram Train 1 Substations and Attachment 3 – Red-Line Mark-up of DWG RG-BL-100-ELE- BPL-00001; Equipment Location Plan 1SS-8010 North Substation Train 1
•Reserve space for 480V Essential breaker feeders in essential MCC.
c)Increase the Train North 138/34.5kV transformer rating from 80/106.7MVA to 80/106.7/133MVA.
d)Provide additional 138kV and 35kV cable capacity to carry the load of the above increased switchgear rating.

2.Modify the orientation of Train 3 Thermal Oxidizer by rotating it 180 degrees.

3.Modify Train 3 sub-pipe rack foundation and steel design to allow for a potential future load based on data in the table below. Refer to Attachment 1 – Red-Line Mark-up of DWG RG-BL-100-PIP-PP-00001: Unit Plot Plan LNG Train 1.

4.[***]

1

Exhibit 10.58
5.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 4 to this Change Order.

6.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) shall be updated per the C-2 Payment Milestones as indicated in Attachment 5 to this Change Order.

7.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) shall be updated per the Schedule C-3 as provided in Attachment 6 to this Change Order.

Attachments to support this Change Order:
•Attachment 1 – Red-Line Mark-up of DWG RG-BL-100-PIP-PP-00001: Unit Plot Plan LNG Train 1 (Typical. for Train 3)
•Attachment 2 – Red-Line Mark-up of DWG RG-BL-000-ELE-SLD-00003; Overall One-Line Diagram Train 1 Substations (Typical for Train 3)
•Attachment 3 – Red-Line Mark-up of DWG RG-BL-100-ELE-BPL-00001; Equipment Location Plan 1SS- 8010 North Substation Train 1 (Typical for Train 3)
•Attachment 4 –First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
•Attachment 5 – First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
•Attachment 6 – First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order

Adjustment to Contract Price
1)The original Contract Price was    $3,042,334,000
2)Net change by previously authorized Change Orders (See Appendix 1)    $ 103,630,596
3)The Contract Price prior to this Change Order was    $3,145,964,596
4)The Aggregate Equipment Price will be increased by this Change Order
in the amount of    $     [***]
5)The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $     [***]
6)The total Aggregate Equipment, Labor and Skills Price will be increased
by this Change Order in the amount of    $    1,639,000
7)The new Contract Price including this Change Order will be    $3,147,603,596

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 5.

2

Exhibit 10.58

Impact on Maximum Cumulative Payment Schedule:

The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 6. Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A

Impact on Basis of Design: N/A

Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Amended and Restated EPC Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the EPC Agreement, all other terms and conditions of the EPC Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

3

Exhibit 10.58
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)
PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility
AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 3
OWNER: Rio Grande LNG, LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: September 15, 2022
CHANGE ORDER NUMBER:
Owner EC Number: EC00075 Contractor Change Number SCT3022
EFFECTIVE DATE OF CHANGE ORDER:
December 11, 2023

TITLE: ADDITION OF BOG CONTROL VALVE
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND

A flow control valve shall be added as shown in Attachment 2 to this Change Order within the battery isolation limits for Train 3 on the boil-off gas supply line to the HP fuel gas system to allow for controlled distribution of boil-off gas into Train 3.

CHANGE

1.Attachment A, Schedule A-2 (Basis of Design); shall be modified as follows:
a.Section 10.2.6 – BOG System; shall be updated per the red-line mark-up as provided in Attachment 1 to this Change Order.

2.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown); shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 3 to this Change Order.

3.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones); shall be updated per the C-2 Payment Milestones as provided in Attachment 4 to this Change Order.

4.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule); shall be updated per the Schedule C-3 as provided in Attachment 5 to this Change Order.

Attachments to support this Change Order:
•Attachment 1 – Attachment A, Schedule A-2 (Basis of Design), Red-Line Mark-Up of Section 10.2.6
•Attachment 2 – Boil Off Gas Control Valve Addition
•Attachment 3 – First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
•Attachment 4 – First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
•Attachment 5 – First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order
Adjustment to Contract Price
1)The original Contract Price was    $3,042,334,000
2)Net change by previously authorized Change Orders (See Appendix 1)    $ 105,269,596
3)The Contract Price prior to this Change Order was    $3,147,603,596
4)The Aggregate Equipment Price will be increased by this Change Order

1

Exhibit 10.58
in the amount of    $     [***]
5)The Aggregate Labor and Skills Price will be increased by this Change Order
in the amount of    $     [***]
6)The total Aggregate Equipment, Labor and Skills Price will be increased
by this Change Order in the amount of    $    161,400
7)The new Contract Price including this Change Order will be    $3,147,764,996

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones): The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 4. Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 5. Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A

Impact on Basis of Design: As reflected in Attachment 1 to this Change Order

Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and~~ shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Amended and Restated EPC Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the EPC Agreement, all other terms and conditions of the EPC Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

2

Exhibit 10.58

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor
Alex Thompson	Scott Osborne
Name	Name
Authorized Person	Senior Project Manager
Title	Title
July 13, 2023	July 13, 2023
Date of Signing	Date of Signing

3